Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

June 25, 2024

RECOMMENDED ALL-SHARE COMBINATION

OF

DS SMITH PLC

WITH

INTERNATIONAL PAPER COMPANY

OFFER UPDATE

The boards of International Paper Company (“International Paper”) and DS Smith Plc (“DS Smith”) are pleased to announce the expiration of the waiting period under the Hart-Scott-Rodino Act (the “HSR Act”) for the proposed combination of DS Smith with International Paper. This is an important step in the consummation of the proposed combination as the expiration removes the HSR Act’s bar to closing. Completion of the Combination remains subject to the satisfaction or waiver of the remaining Conditions, including regulatory clearance being received from the European Commission and the sanctioning of the Scheme by the Court. International Paper and DS Smith still expect the Scheme to become effective in the fourth quarter of 2024.

Terms used but not defined in this announcement have the meaning given to them in the Rule 2.7 announcement released by International Paper and DS Smith on April 16, 2024.

Enquiries

International Paper	+1 901 419 1731
Mark Nellessen
Jessica Seidner

BofA Securities (Sole financial adviser to International Paper)	+44 20 7628 1000

Luca Ferrari
Geoff Iles
Antonia Rowan
Tom Brown

FGS Global (PR adviser to International Paper)	+1 212 687 8080

Robin Weinberg

Kelsey Markovich Hayley Cook Kate Gorgi

James Murgatroyd Gordon Simpson Edward Treadwell	+44 20 7251 3801

DS Smith Plc Hugo Fisher, Group Investor Relations Director Anjali Kotak, Investor Relations Director	+44 (0) 20 7756 1800

Goldman Sachs International (Financial adviser to DS Smith)	+44 (0) 20 7774 1000

Anthony Gutman Nick Harper Warren Stables

Citi (Financial adviser and corporate broker to DS Smith)	+44 (0) 20 7986 4000

Andrew Seaton Christopher Wren

J.P. Morgan Cazenove (Financial adviser and corporate broker to DS Smith)	+44 (0) 20 7742 4000

Charlie Jacobs Richard Walsh Jonty Edwards

Brunswick Group (PR adviser to DS Smith)	+44 (0) 20 7404 5959

Simon Sporborg Dan Roberts

Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal adviser to International Paper in connection with the Combination. Sidley Austin LLP is acting as US antitrust legal adviser to International Paper in connection with the Combination. Slaughter and May is acting as legal adviser to DS Smith in connection with the Combination. Sullivan & Cromwell LLP is acting as US legal adviser to DS Smith in connection with the Combination.

Disclaimers

Merrill Lynch International (“BofA Securities”), which is authorised by the Prudential Regulation Authority (“PRA”) and regulated by the Financial Conduct Authority (“FCA”) and the PRA in the United Kingdom, is acting exclusively for International Paper and for no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than International Paper for providing the protections afforded to its clients or for providing advice in relation to the matters referred to in this announcement. Neither BofA Securities, nor any of its affiliates, owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of BofA Securities in connection with this announcement, any statement contained herein or otherwise.

Goldman Sachs International, which is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom, is acting exclusively for DS Smith and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of Goldman Sachs International, or for providing advice in connection with the matters referred to in this announcement.

Citigroup Global Markets Limited (“Citi”), which is authorised by the PRA and regulated in the UK by the FCA and the PRA, is acting exclusively for DS Smith and for no one else in connection with the matters described in this announcement and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of Citi nor for providing advice in connection with the matters referred to in this announcement. Neither Citi nor any of its affiliates, directors or employees owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, consequential, whether in contract, in tort, in delict, under statute or otherwise) to any person who is not a client of Citi in connection with this announcement, any statement contained herein or otherwise.

J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove) (“J.P. Morgan Cazenove”) which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting as financial adviser exclusively for DS Smith and no one else in connection with the matters set out in this announcement and will not regard any other person as its client in relation to the matters set out in this announcement and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of J.P. Morgan Cazenove or its affiliates, nor for providing advice in relation to the matters set out in this announcement or any other matter or arrangement referred to herein.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the US Exchange Act, BofA Securities and its affiliates and J.P. Morgan Cazenove and its affiliates will continue to act as exempt principal trader in DS Smith securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the US to the extent that such information is made public in the United Kingdom.

Further information

This announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer, invitation or the solicitation of an offer to purchase or subscribe, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise.

The Combination will be subject to English law and to the applicable requirements of the Code, the Panel, the Listing Rules, the London Stock Exchange and the FCA.

The Combination will be made solely by the Scheme Document, which will contain the full terms and conditions of the Combination, including details of how to vote in respect of the Scheme. Any voting decision or response in relation to the Combination should be made solely on the basis of the Scheme Document. DS Smith Shareholders are advised to read the formal documentation in relation to the Combination carefully once it has been published. Each DS Smith Shareholder is urged to consult their independent professional adviser regarding the tax consequences of the Combination.

This announcement does not constitute a prospectus or a prospectus equivalent document.

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or from an independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended).

This announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England.

Overseas shareholders

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom or who are subject to the laws of another jurisdiction to vote their DS Smith Shares in respect of the Scheme at the Court Meeting, or to execute and deliver Forms of Proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Copies of this announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

If the Combination is implemented by way of an Offer (unless otherwise permitted by applicable law and regulation), the Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to DS Smith Shareholders in overseas jurisdictions will be contained in the Scheme Document.

Additional information for US investors in DS Smith

The Combination relates to the shares of an English company and is being made by way of a scheme of arrangement provided for under Part 26 of the Companies Act. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the proxy solicitation rules under the US Exchange Act. Accordingly, the Combination and the Scheme will be subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company incorporated in the UK and listed on the London Stock Exchange, which differ from the disclosure requirements of US tender offer and proxy solicitation rules. If, in the future, International Paper exercises its right to implement the Combination by way of an Offer and determines to extend the Offer into the United States, the Combination will be made in compliance with applicable US laws and regulations.

The New International Paper Shares to be issued pursuant to the Combination have not been registered under the US Securities Act, and may not be offered or sold in the US absent registration or an applicable exemption from the registration requirements of the US Securities Act. The New International Paper Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the US Securities Act. If, in the future, International Paper exercises its right to implement the Combination by way of an Offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New International Paper Shares. In this event, DS Smith Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to International Paper’s contact for enquiries identified above.

Neither the SEC nor any US state securities commission has approved or disapproved of the New International Paper Shares to be issued in connection with the Combination, or determined if this announcement is accurate or complete. Any representation to the contrary is a criminal offence in the United States.

This announcement contains, and the Scheme Document will contain certain unaudited financial information relating to DS Smith that has been prepared in accordance with the accounting standards applicable in the UK and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with US generally accepted accounting principles. US generally accepted accounting principles differ in certain significant respects from accounting standards applicable in the UK.

It may be difficult for US DS Smith Shareholders to enforce their rights and any claim arising out of the US federal securities laws against DS Smith or its directors or officers, because DS Smith is incorporated under the laws of England and Wales, some or all of DS Smith’s assets are or may be located in non-US jurisdictions, and some or all of its officers and directors are residents of a non-US country. US DS Smith Shareholders may not be able to sue a non-US company or its officers or directors in a non-US court for violations of the US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s judgment.

US DS Smith Shareholders also should be aware that the Combination may have tax consequences for US federal income tax purposes and under applicable US state and local, as well as foreign and other, tax laws, and, that such consequences, if any, are not described herein. US DS Smith Shareholders are urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination.

Forward Looking Statements

This announcement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act 1995 that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this announcement are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper’s and DS Smith’s current expectations and projections with respect to the financial condition, results of operations and business of International Paper, DS Smith and certain plans and objectives of International Paper, DS Smith and the Combined Company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by International Paper and DS Smith in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of International Paper and DS Smith to consummate the Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) adverse effects on the market price of International Paper’s or DS Smith’s operating results including because of a failure to complete the Combination; (iv) the effect of the announcement or pendency of the Combination on International Paper’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the International Paper Group or the DS Smith Group; and (vii) the effects of government regulation on the business of the International Paper Group or the DS Smith Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to International Paper or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of International Paper nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

International Paper’s Annual Report on Form 10-K for the fiscal year ended 31 December 2023 and filed with the SEC contains additional information regarding forward-looking statements and other risk factors with respect to International Paper.

Additional Information

This announcement may be deemed to be solicitation material in respect of the Combination, including the issuance of the New International Paper Shares in respect of the Combination. In connection with the foregoing proposed issuance of the New International Paper Shares, International Paper expects to file the International Paper Proxy Statement. To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of the New International Paper Shares in connection with the Combination would not be expected to require registration under the US Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the US Securities Act. In the event that International Paper determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, International Paper expects to file a registration statement with the SEC containing a prospectus with respect to the New International Paper Shares that would be issued in the Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE INTERNATIONAL PAPER PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE INTERNATIONAL PAPER PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNATIONAL PAPER, THE COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the International Paper Proxy Statement, the Scheme Document, and other documents filed by International Paper with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the International Paper Proxy Statement, the Scheme Document, and other documents filed by International Paper with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

International Paper and its directors, officers and employees, including Mark S. Sutton, Chairman of the International Paper Board of Directors, Andrew K. Silvernail (also Chief Executive Officer of the Company), Jamie A. Beggs, Christopher M. Connor, Ahmet C. Dorduncu, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Scott A. Tozier, and Anton V. Vincent, all of whom are members of the International Paper Board , as well as Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from International Paper’s stockholders in respect of the Combination, including the proposed issuance of New International Paper Shares. Information regarding International Paper’s directors and executive officers is contained in: (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended 31 December 2023 of International Paper, which was filed with the SEC on February 16, 2024; (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of International Paper, which was filed with the SEC on April 2, 2024; and (iii) our Current Reports on Form 8-K filed with the SEC on March 19, 2024 and May 23, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the International Paper Proxy Statement relating to the Combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and International Paper’s website at https://www.internationalpaper.com/investors.

Publication on website

A copy of this announcement and the documents required to be published pursuant to Rule 26.1 and Rule 26.2 of the Code will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions), free of charge, at www.internationalpaper.com and at www.dssmith.com and by no later than 12 noon on the Business Day following the date of this announcement.

Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

Hard copy documents

DS Smith Shareholders and persons with information rights may request a hard copy of this announcement by contacting DS Smith’s registrar, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8:30 a.m. and 5:30 p.m. (UK time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 333 207 6530 (calls from outside the UK will be charged at the applicable international rate and you should use the country code when calling from outside the UK)—calls may be recorded and monitored for training and security purposes. A person so entitled may also request that all future documents, announcements and information in relation to the Combination be sent to them in hard copy form.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44(0)20 7638 0129.